UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2005



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



         Delaware                       0-16375                  94-3018487
         ---------                      --------                 ----------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 858-5100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     On October 13, 2005, ThermoGenesis Corp. ("TGC") entered into an International Distribution Agreement (the "Agreement") with Amersham Biosciences AB, a GE Healthcare company headquartered in Sweden ("GEHC"). Under the Agreement, GEHC will become the exclusive worldwide distributor and service provider of TGC's Auto Xpress(TM) System and BioArchive(R) System. TGC will receive from GEHC non-recurring fees for distribution and service rights, and technology access in consideration for rights granted under the Agreement. GEHC will purchase products from TGC to distribute and service. On an annual basis, if certain sales projections are exceeded, the purchase price GEHC will pay for TGC products will be increased with respect to such excess sales. The Agreement has an initial expiration date of December 31, 2010, but will be renewed for additional 2 year periods unless terminated by one of the parties 12 months prior to the end of the then current term. TGC agrees to retain certain employees to provide sales and technical support for the products for a period of 27 months. The Agreement requires GEHC to purchase minimum quantities of products each year for re-sale and distribution. The foregoing is qualified in its entirety by the International Distribution Agreement. For more information, see the Agreement attached as Exhibit 10.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.                Exhibit Description

         10 International Distribution Agreement between ThermoGenesis Corp. and Amersham Biosciences AB dated October 13, 2005





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THERMOGENESIS CORP.,
                              a Delaware Corporation


Dated:  October 18, 2005      /s/ Matthew Plavan
                              --------------------------------------------
                              Matthew Plavan,
                              Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.                Exhibit Description

         10 International Distribution Agreement between ThermoGenesis Corp. and Amersham Biosciences AB dated October 13, 2005